SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-HANDY & HARMAN

          THE GABELLI PERFORMANCE PARTNERSHIP
                                 4/07/98            6,500-           35.2500
          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                 4/07/98          100,000-           35.2500
               THE GABELLI SMALL CAP GROWTH FUND
                                 4/07/98          120,000-           35.2500
               THE GABELLI EQUITY TRUST,INC.
                                 4/07/98           95,000-           35.2500
               THE GABELLI ASSET FUND
                                 4/07/98          170,000-           35.2500
               THE GABELLI CAPITAL ASSET FUND
                                 4/07/98           45,000-           35.2500
               THE GABELLI ABC FUND
                                 4/07/98           30,000-           35.2500
          GAMCO INVESTORS, INC.
                                 4/07/98          165,000-           35.2500
                                 3/27/98           20,000            35.0625
                                 4/07/98          874,127-           35.2500
          GABELLI ASSOCIATES LTD
                                 4/07/98           20,000-           35.2500
                                 3/31/98           10,000            35.1250
          GABELLI ASSOCIATES FUND
                                 4/07/98          251,000-           35.2500










          (1) THE TRANSACTIONS ON 4/07/98 WERE IN CONNECTION WITH THE TENDER OFFER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.